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                                SUPPLEMENT TO THE
                   SCHWAB TAXABLE BOND FUNDS PROSPECTUS DATED
                                NOVEMBER 15, 2007

THE INFORMATION PROVIDED IN THIS SUPPLEMENT IS EFFECTIVE AS OF APRIL 25, 2008.

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

Steven Chan, a portfolio manager of the investment advisor, has day-to-day co-responsibility for the management of the funds. He joined the firm in 1996 and has been performing portfolio analytic and operational support since 2004 prior to moving to his current role in 2007.


                        PLEASE RETAIN THIS SUPPLEMENT FOR
                                  YOUR RECORDS.

                                                           [CHARLES SCHWAB LOGO]

(C)2008 Charles Schwab & Co., Inc. All Rights Reserved.
Member SIPC. REG41909 (04/08)